[Scudder Investments logo]

Scudder Gold and Precious Metals Fund

Class AARP and Class S Shares

Annual Report

October 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Gold and Precious Metals Fund	Ticker Symbol	Fund Number
Class AARP	SGLDX	119
Class S	SCGDX	019

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

The rebuilding of confidence in the domestic equity market will be a gradual, long-term process. Still, we are encouraged that some asset classes have performed well during these tough times. In our view, mutual funds such as Scudder Gold and Precious Metals Fund, which offer the opportunity to diversify a large-cap equity portfolio, make more sense than ever.

In managing Scudder Gold and Precious Metals Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. We are continually fine-tuning the fund's stock portfolio to take advantage of overlooked opportunities around the globe and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr., President
Scudder Gold and Precious Metals Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder Gold and Precious Metals Fund - Class S	38.36%	12.56%	1.96%	5.03%
S&P 500 Index+	-15.11%	-12.22%	.73%	9.88%

	1-Year	Life of Class*
Scudder Gold and Precious Metals Fund - Class AARP	38.51%	27.44%
S&P 500 Index+	-15.11%	-19.60%

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/02	$ 9.34	$ 9.34
10/31/01	$ 6.83	$ 6.83
Distribution Information: Twelve Months: Income Dividends	$ .08	$ .08

Class S Lipper Rankings - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	39	48
3-Year	9	of	30	30
5-Year	14	of	25	54
10-Year	1	of	16	6

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Gold and Precious Metals Fund - Class S [] S&P 500 Index+

Yearly periods ended October 31

Comparative Results
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,836	$14,263	$11,018	$16,338
	Average annual total return	38.36%	12.56%	1.96%	5.03%
S&P 500 Index+	Growth of $10,000	$8,489	$6,764	$10,369	$25,661
	Average annual total return	-15.11%	-12.22%	.73%	9.88%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Gold and Precious Metals Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Gold and Precious Metals Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Darko Kuzmanovic

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2001.

• Global equity analyst for materials sector and member of Australian local research team: Sydney.

• Over 17 years of investment and resource industry experience.

• MBA, Macquarie University.

• Bachelor of Metallurigical Engineering, University of NSW.

Euan Leckie

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1988 after 14 years as a senior financial analyst for CSR Limited and mining analyst for Commercial Banking Company and Constable and Bain.

• Portfolio manager for Australian Equity, member of Global Materials Sector Team, member Australian Equity research team (resources).

• Joined the fund in 2002.

• BSc, University of Tasmania; BEc, Macquarie University, Sydney.

Portfolio Managers Darko Kuzmanovic and Euan Leckie are based in Sydney, Australia. Below, they discuss Scudder Gold and Precious Metals Fund's strategy and the market environment during the 12-month period ended October 31, 2002 and offer an outlook for the months ahead.

Q: How did Scudder Gold and Precious Metals Fund perform in fiscal year 2002?

A: Scudder Gold and Precious Metals Fund provided an attractive 38.36 percent return (Class S shares) for the 12 months ended October 31, 2002. This contrasted with a return of -15.11 percent for the unmanaged Standard & Poor's 500 Index, the fund's benchmark for the period. The fund outperformed the 37.58 percent average return of its peers in the Lipper Gold Oriented Funds category for the same timeframe. The fund's portfolio and those of its peers contain many mid-cap and small-company stocks, and is concentrated in one sector. The broad-based S&P 500 Index, which is not available for direct investment, is a group of large-company stocks.Scudder Gold and Precious Metals Fund provided an attractive 37.88 percent return (Class A shares unadjusted for sales charge) for the 12 months ended October 31, 2002. This contrasted with a return of -15.11 percent for the unmanaged Standard & Poor's 500 Index, the fund's benchmark for the period. The fund outperformed the 37.58 percent average return of its peers in the Lipper Gold Oriented Funds Category for the same time frame. The fund's portfolio and those of its peers contain many mid-cap and small-company stocks, and is concentrated in one sector. The broad-based S&P 500 Index, which is not available for direct investment, is a group of large-company stocks.

For fiscal year 2002, Scudder Gold and Precious Metals Fund also outperformed the unmanaged FT-SE Gold Mines Index, which is not available for direct investment, and is a group of more than 30 gold mining stocks around the world. This index rose 27.30 percent for the 12 months ended October 31.For fiscal year 2002, Scudder Gold and Precious Metals Fund (Class A shares as described above) also outperformed the unmanaged FT-SE Gold Mines Index, which is not available for direct investment, and is a group of more than 30 gold mining stocks around the world. This index rose 27.30 percent for the 12 months ended October 31.

In our view, long-term results are the best way to measure the success of any mutual fund relative to its objective. The fund's Class S shares average annual total return also outpaced the -0.06 percent total return of the FT-SE Gold Mines Index by more than five percentage points (500 basis points) over the same 10-year period. The FT-SE Gold Mines Index had an average annual return of 3.01 percent and -3.10 percent for the 3- and 5-year periods ended October 31, 2002.In our view, long-term results are the best way to measure the success of any mutual fund relative to its objective. We are pleased to report that the fund's Class A shares (imputed and unadjusted for sales charges) outpaced the -0.06 percent total return of the FT-SE Gold Mines Index by more than four percentage points over the same 10-year period. The FT-SE Gold Mines Index had an average annual return of 3.01 percent and -3.10 percent for the 3- and 5-year periods ended October 31, 2002.

Q: What were the primary investment strategies you applied over the 12 months that resulted in the fund's strong performance?

A: During the fourth quarter of 2001, our primary strategy was to shift the fund's portfolio from an overweighting in North American-based large-cap stocks, such as Placer Dome (6.06 percent of market value as of October 31, 2002) and Barrick Gold, which underperformed during these months, to South African-based companies, such as Harmony Gold Mining (2.84 percent) and Gold Fields (4.96 percent). These South African stocks outperformed in the last months of 2001, as the gold price rose and the rand currency depreciated.

As the year progressed, we further diversified the portfolio both by geographic focus and by capitalization. We invested in companies with operations and/or projects in countries such as Mexico, Mongolia, Romania and Peru. We also invested in mid-cap stocks, such as Compania de Minas Buenaventura SA (6.69 percent) and Goldcorp (5.79 percent). The strong performance of these stocks helped boost fund returns.

During the second half of the fiscal year, we began to diversify even further. We looked for small-cap stocks, whose earnings would likely be driven by a catalyst independent of gold prices, such as material undervaluation by the market or major exploration or development opportunities. We established fund positions in Glamis Gold (4.18 percent), Randgold Resources (3.79 percent) and TVX Gold (4.27 percent). These stocks were big winners for the fund. Throughout the annual period, we sold or reduced positions in stocks that had reached or exceeded the target prices we had set for them and used the proceeds to purchase stocks we considered to be undervalued.

Merger and acquisition activity between Brancote Holdings and Meridian Gold (3.85 percent), both of which were fund holdings at the time of the merger announcement, also had a positive impact on the fund's performance.

Q: In addition to diversifying the portfolio more broadly, what other changes did you make to the portfolio over the fiscal year?

A: We added Aber Diamond (2.94 percent), a diamond mining company in Canada, to the portfolio in the first half of the year and increased our positions in platinum companies as well. During the second half of the year, we moderately reduced the fund's allocation to gold companies and increased its allocation to platinum companies further. We purchased or increased positions in companies such as Aquarius Platinum (2.26 percent) and Lonmin PLC (2.15 percent). Platinum mining companies benefited during the period from two major trends. First, there has been an increased demand for platinum jewelry in Asia overall and in China particularly. Second, regulations in the US and in Europe for cleaner automobile exhaust emissions have led to an increase in the use of platinum in exhaust catalyst systems around the world. This strong demand combined with what we believe will be slow development in supply should result in higher platinum prices in the months ahead. We are limited in increasing the fund's allocation to platinum much further by political risks to the ownership of these companies in South Africa. There are also relatively few high-quality investment opportunities elsewhere in the world.

Also, the fund was underweight South African companies during much of the second half of the fiscal year, but we materially reduced its holdings in South African-based gold companies in the last two months or so, taking profits in the companies that had performed well, including Gold Fields, Harmony Gold Mining and Anglo Gold.

Q: Besides the top performers you mentioned above, what were the other stocks that made strong contributions to fund performance during the fiscal year?

A: Aber Diamond was a strong performer for the fund. So, too, were Newcrest Mining (3.92 percent) and IAMGOLD (1.84 percent). The fund also benefited from being underweight in the underperforming Barrick Gold.

There were, of course, disappointments, too. Freeport McMoRan Copper and Gold (1.83 percent) was impacted by political uncertainty in Indonesia, where it has mining operations. Compania de Minas Buenaventura SA performed well during the first half of the annual period, but then fell during the second half based primarily on a negative analyst's report. Placer Dome lost ground due to the delay in its acquisition of Australian company Aurion Gold. We see each of these stories as temporary setbacks in stock prices. We believe the fundamentals of each of these companies remain strong and anticipate a rebound to their historical growth paths over the next several months. We thus continue to hold them in the fund's portfolio.

Q: What is your outlook for the gold and precious metals sector into 2003?

A: We are generally positive in our outlook for the gold and precious metals sector based on several important factors. First, the fundamentals of supply are deteriorating, as global mine production is falling, a lack of exploration expenditure continues, and producers are taking gold out of the marketplace. Falling supply, as with any commodity, should lead to higher prices in the future. Second, currency issues, including a weak US dollar, should support a higher price for gold. Third, investors in Japan are buying gold as an alternative to savings accounts. Industry consolidation and political uncertainty should, in our view, also serve as buoys for stocks in the sector.

The primary risk we see ahead for the sector is poor jewelry demand. Jewelry represents approximately 80 percent of gold demand globally, and according to some reports, such demand was down about 15 percent as of the second quarter of 2002 year-over-year. A weak US economy was one reason for the downturn. Seasonal factors in India, including monsoons and thus poor harvests, were another. Jewelry demand in Europe has recently improved, but Asia's trend toward platinum jewelry continues to weigh on the gold outlook. On the upside, initiatives are under way by multinational organizations to create marketing campaigns designed to spur gold consumption as well as new gold investment product opportunities.

The negative correlation of the gold sector to the broader equity markets is also of some concern. While this worked for gold equities through most of the fiscal year, as many investors sought the defensive nature of gold in a volatile equity environment, we saw the reverse happen in October when the equity markets rebounded. Still, we believe that the equity markets will continue to experience significant volatility, especially in light of the uncertainty surrounding Iraq's compliance with United Nations weapons inspectors. In our view, it is not likely that equity returns will come close on a sustained level to the heady gains of the late 1990s.

While gold prices fluctuate daily, we are encouraged by the fact that during the fiscal year, gold largely remained within a trading range of $310 to $330 an ounce. While we do not foresee drivers that will send gold prices soaring in the near term, we do continue to see gold and precious metals equities as a great risk diversifier to investors' portfolios.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Asset Allocation	10/31/02	10/31/01

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%

Quality Distributions	10/31/02	10/31/01

Tier breakdown of the Fund's common stocks Tier I: Premier gold-producing companies	40%	66%
Tier II: Major established gold producers	29%	27%
Tier III: Junior gold producers with medium cost production	14%	2%
Tier IV: Companies with some gold production on stream or in startup	7%	-
Tier V: Primarily exploration companies with or without mineral reserves	10%	5%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (53.8% of Portfolio)
1. Compania de Minas Buenaventura SA	Peru	6.7%
2. Impala Platinum Holdings Ltd.	South Africa	6.3%
3. Placer Dome, Inc.	Canada	6.1%
4. Goldcorp, Inc.	Canada	5.8%
5. Gabriel Resources Ltd.	Canada	5.7%
6. Newmont Mining Corp.	United States	5.4%
7. Gold Fields Ltd.	South Africa	5.0%
8. Ivanhoe Mines Ltd.	Canada	4.3%
9. TVX Gold, Inc.	Canada	4.3%
10. Glamis Gold Ltd.	Canada	4.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 98.5%
Australia 9.3%
Aquarius Platinum Ltd.	624,452	3,009,048
Emperor Mines Ltd.*	3,300,000	1,135,837
Giants Reef Mining Ltd.*	25,000,000	513,514
Giants Reef Mining NL* (Warrants)	25,000,000	111,030
Newcrest Mining Ltd.	1,600,000	5,213,969
Oxiana Resources NL*	5,000,000	1,027,027
Sipa Resources International NL*	8,700,000	1,110,855
Tanami Gold NL*	2,500,000	222,060
		12,343,340
Canada 52.3%
Aber Diamond Corp.*	210,000	3,910,112
Barrick Gold Corp.*	260,000	3,914,607
EAGC Ventures Corp.* (b)	3,131,000	3,015,409
FNX Mining Co., Inc.*	710,000	2,279,294
Gabriel Resources Ltd.*	2,900,000	7,634,029
Glamis Gold Ltd.*	680,000	5,562,247
Goldcorp, Inc.	800,000	7,704,655
IAMGOLD Corp.	750,000	2,451,043
Ivanhoe Mines Ltd.*	3,100,000	5,772,071
Meridian Gold, Inc.*	320,310	5,129,073
Minefinders Corp., Ltd.*	850,000	2,957,945
Placer Dome, Inc.	920,000	8,062,921
SouthernEra Resources Ltd.*	1,020,000	4,047,255
TVX Gold, Inc.*	530,000	5,679,422
Wheaton River Minerals Ltd.*	2,100,000	1,307,866
Wheaton River Minerals Ltd.* (Warrants)	625,000	168,539
		69,596,488
Ireland 0.9%
Celtic Resources*	612,778	1,174,396
Norway 2.1%
Kenor ASA* (b)	6,263,150	2,819,874
Peru 6.7%
Compania de Minas Buenaventura SA (ADR)	400,000	8,900,001
South Africa 14.1%
Gold Fields Ltd.	600,000	6,600,000
Harmony Gold Mining Co., Ltd.	280,000	3,783,594
Impala Platinum Holdings Ltd.	145,000	8,345,428
		18,729,022
United Kingdom 5.9%
Lonmin PLC	210,000	2,858,341
Randgold Resources Ltd. (ADR)*	300,000	5,040,000
		7,898,341
United States 7.2%
Freeport McMoRan Copper & Gold, Inc. "B"*	200,000	2,440,000
Newmont Mining Corp.	290,000	7,168,800
		9,608,800
Total Common Stocks (Cost $128,703,544)		131,070,262

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.87%, (c) (Cost $2,017,196)	2,017,196	2,017,196

Total Investment Portfolio - 100.0% (Cost $130,720,740) (a)		133,087,458

* Non-income producing security.
(a) The cost for federal income tax purposes was $132,184,105. At October 31, 2002, net unrealized appreciation for all securities based on tax cost was $903,353. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,921,124 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,017,771.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $130,720,740)	$ 133,087,458
Cash	86,500
Foreign currency, at value (cost $319,568)	321,507
Receivable for investments sold	1,615,337
Receivable for Fund shares sold	204,853
Total assets	135,315,655
Liabilities
Payable for investments purchased	2,097,505
Payable for Fund shares redeemed	167,461
Accrued management fee	106,647
Other accrued expenses and payables	82,521
Total liabilities	2,454,134
Net assets, at value	$ 132,861,521
Net Assets
Net assets consist of: Accumulated net investment loss	(230,387)
Net unrealized appreciation (depreciation) on: Investments	2,366,718
Foreign currency related transactions	(4,352)
Accumulated net realized gain (loss)	(53,269,441)
Paid-in capital	183,998,983
Net assets, at value	$ 132,861,521

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,883,696 / 415,674 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.34
Class S Net Asset Value, offering and redemption price per share ($113,614,744 / 12,163,382 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.34
Class A Net Asset Value and redemption price per share ($8,315,765 / 891,494 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.33
Maximum offering price per share (100 / 94.25 of $9.33)	$ 9.90
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,736,658 / 508,859 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.31
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,310,658 / 248,600 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $55,273)	$ 1,564,382
Interest	69,183
Total Income	1,633,565
Expenses: Management fee	1,237,708
Administrative fee	807,621
Distribution service fees	40,997
Directors' fees and expenses	2,943
Other	1,935
Total expenses, before expense reductions	2,091,204
Expense reductions	(76)
Total expenses, after expense reductions	2,091,128
Net investment income (loss)	(457,563)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	34,685,077
Foreign currency related transactions	(341,667)
34,343,410
Net unrealized appreciation (depreciation) during the period on: Investments	(70,237)
Foreign currency related transactions	1,277
(68,960)
Net gain (loss) on investment transactions	34,274,450
Net increase (decrease) in net assets resulting from operations	$ 33,816,887

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ (457,563)	$ 1,296,253
Net realized gain (loss) on investment transactions	34,343,410	8,083,818
Net unrealized appreciation (depreciation) on investment transactions during the period	(68,960)	13,283,549
Net increase (decrease) in net assets resulting from operations	33,816,887	22,663,620
Distributions to shareholders from: Net investment income: Class AARP	(14,579)	(148)
Class S	(1,092,078)	(252,642)
Class A	(2,758)	-
Class C	(84)	-
Fund share transactions: Proceeds from shares sold	122,621,759	94,721,504
Reinvestment of distributions	1,022,883	240,034
Cost of shares redeemed	(121,824,383)	(100,997,345)
Net increase (decrease) in net assets from Fund share transactions	1,820,259	(6,035,807)
Increase (decrease) in net assets	34,527,647	16,375,023
Net assets at beginning of period	98,333,874	81,958,851
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $230,387 and $980,440, respectively)	$ 132,861,521	$ 98,333,874

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.83	$ 5.30	$ 5.73
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	.09	.00[c]
Net realized and unrealized gain (loss) on investment transactions	2.62	1.46	(.43)
Total from investment operations	2.59	1.55	(.43)
Less distributions from: Net investment income	(.08)	(.02)	-
Net asset value, end of period	$ 9.34	$ 6.83	$ 5.30
Total Return (%)	38.51	29.19	(7.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1.02
Ratio of expenses (%)	1.65	1.59	1.66*
Ratio of net investment income (loss) (%)	(.33)	1.40	(.11)**
Portfolio turnover rate (%)	163	113	15
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005 per share.
* Annualized
** Not annualized

Class S
Years ended October 31,	2002	2001	2000	1999	1998[a]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.83	$ 5.31	$ 6.73	$ 6.37	$ 6.65	$ 10.49
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)	.09	.02	.00[d]	.00[d]	.00[d]
Net realized and unrealized gain (loss) on investment transactions	2.62	1.45	(1.35)	.36	(.28)	(3.70)
Total from investment operations	2.59	1.54	(1.33)	.36	(.28)	(3.70)
Less distributions from: Net investment income	(.08)	(.02)	-	-	-	-
In excess of net investment income	-	-	(.09)	-	-	(.14)
Total distributions	(.08)	(.02)	(.09)	-	-	(.14)
Net asset value, end of period	$ 9.34	$ 6.83	$ 5.31	$ 6.73	$ 6.37	$ 6.65
Total Return (%)	38.36	28.99	(20.08)	5.65	(4.21)**	(35.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	96	82	116	130	132
Ratio of expenses before expense reductions (%)	1.65	1.59	1.84[e]	2.01	2.13*	1.82
Ratio of expenses after expense reductions (%)	1.65	1.59	1.81[e]	2.01	2.13*	1.82
Ratio of net investment income (loss) (%)	(.33)	1.40	.31	.05	(.08)*	.04
Portfolio turnover rate (%)	163	113	15	91	154*	68
[a] Four months ended October 31, 1998. On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.
[b] Year ended June 30.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), formerly "Scudder Gold Fund," is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $53,124,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($42,901,000) and October 31, 2007 ($10,223,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,087,319
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (53,124,000)
Net unrealized appreciation (depreciation) on investments	$ 903,353

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ (1,109,499)

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $199,709,803 and $196,852,259, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"). The Advisor compensates DIAL out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.650%, 0.650%, 0.675%, 0.725% and 0.700% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, also an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 18,358	$ 2,112
Class S	739,202	62,342
Class A	28,108	4,658
Class B	15,725	2,767
Class C	6,228	1,221
	$ 807,621	$ 73,100

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 16,267	$ 2,863
Class C	6,673	1,307
	$ 22,940	$ 4,170

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 10,410	$ 3,437	0.25%
Class B	5,423	1,240	0.25%
Class C	2,224	574	0.25%
	$ 18,057	$ 5,251

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $14,986.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $18,127 and $2,580, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $31,265 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $76 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2002 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Interest Income ($)	Value ($)
EAGC Ventures Corp.	3,131,000	2,762,763	-	-	-	3,015,409
Kenor ASA	6,263,150	2,389,840	-	-	-	2,819,874
				-	-	5,835,283

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	886,241	$ 8,652,575	247,790	$ 1,663,284
Class S	9,493,594	82,517,153	14,224,340	92,125,605
Class A	1,651,658	16,287,995	62,381*	430,719*
Class B	903,359	8,943,887	50,872*	356,053*
Class C	707,546	6,220,149	21,422*	145,843*
		$ 122,621,759		$ 94,721,504
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,002	$ 13,612	25	$ 148
Class S	148,024	1,006,569	39,716	239,886
Class A	385	2,621	-	-
Class C	12	81	-	-
		$ 1,022,883		$ 240,034
Shares redeemed
Class AARP	(650,348)	$ (6,340,424)	(74,221)	$ (495,553)
Class S	(11,587,563)	(99,848,960)	(15,596,580)	(100,278,855)
Class A	(799,971)	(7,476,328)	(22,959)*	(159,449)*
Class B	(444,156)	(4,450,109)	(1,216)*	(8,527)*
Class C	(472,255)	(3,708,562)	(8,125)*	(54,961)*
		$ (121,824,383)		$ (100,997,345)
Net increase (decrease)
Class AARP	237,895	$ 2,325,763	173,594	$ 1,167,879
Class S	(1,945,945)	(16,325,238)	(1,332,524)	(7,913,364)
Class A	852,072	8,814,288	39,422*	271,270*
Class B	459,203	4,493,778	49,656*	347,526*
Class C	235,303	2,511,668	13,297*	90,882*
		$ 1,820,259		$ (6,035,807)

* For the period from June 25, 2001 (commencement of sales of Class A, B, and C shares) to October 31, 2001.

Report of Independent Accountants

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold and Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Gold and Precious Metals Fund, formerly Scudder Gold Fund, (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 17, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Darko Kuzmunovic (40) Vice President, 2001-present	Vice President of Deutsche Asset Management (2000-present); prior thereto, resource analyst, Colonial First State (1998 to 2000), resource analyst, Zurich Investment Management (1994 to 1998)	n/a
Euen Leckie (56) Vice President, 2002-present	Vice President of Deutche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735